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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)

                                DECEMBER 15, 2000

                             POWELL INDUSTRIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                8550 MOSLEY DRIVE
                            HOUSTON, TEXAS 77075-1180
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE - (713) 944-6900



                         ------------------------------


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ITEM 5.  OTHER EVENTS.

         On Thursday, December 21, 2000, Powell Industries, Inc. announced J. F. Ahart resigned effective December 15, 2000 as the Company's Vice President, Secretary, Treasurer and Chief Financial Officer.

         Mr. Ahart's responsibilities have been assumed by Thomas W. Powell, Chairman of the Board, President and Chief Executive Officer of the Company, until a replacement is appointed.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibits

           99.1        Powell Industries press release dated 12/21/2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        POWELL INDUSTRIES, INC.
                                        (Registrant)


                                        /s/ Thomas W. Powell
                                        ------------------------------------
                                        Thomas W. Powell
                                        Chairman of the Board, President
Date: December 21, 2000                   and Chief Executive Officer

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                                 EXHIBIT INDEX

EXHIBIT
NUMBER                        DESCRIPTION
-------                       -----------
Exhibit 99.1      Press Release dated 12/21/2000.